PERRITT CAPITAL GROWTH FUND

            A no-load mutual fund that invests in a
             portfolio of common stocks of smaller,
                   rapidly growing companies

                        ANNUAL REPORT
                      ----------------
                      October 31, 1995

                No Sales Charges

                  No Redemption Charges

                    No 12b-1 Fees

                      Minimum Initial Investment $1,000

                        IRA Minimum Initial Investment $250

                          Dividend Reinvestment Plan

                            Systematic Withdrawal Plan

                              Automatic Investment Plan

                                Retirement Plans Including:

                                  IRA        Keogh

                                     SEP        403(b)

   For assistance with your existing account, call our Shareholder Service Center at:
                         1-800-338-1579


  Board of Directors               Independent Accountants
  David Maglich                    Checkers, Simon & Rosner LLP
  Gerald W. Perritt                One South Wacker Drive
  Dianne C. Click                  Chicago, IL 60606

  Custodian, Transfer Agent and    Investment Advisor
  Dividend Disbursing Agent        Perritt Capital Management
  Firstar Trust Company            680 N. Lake Shore Drive, #2038
  PO Box 701                       Chicago, IL  60611
  Milwaukee, WI  53201-0701        (312) 649-6940

  Legal Counsel                    This report is authorized for
  Foley & Lardner                  distribution only to
  777 East Wisconsin Avenue        shareholders and others who
  Milwaukee, WI 53202              have received a copy of the
                                   prospectus of the Perritt
                                   Capital Growth Fund, Inc.
Dear Fellow Shareholders:

So far, 1995 has treated investors very well. The upward trend in interest rates that plagued the stock market during 1994 came to a halt near year-end, and bond prices have been rising during most of this year. In July, the Federal Reserve lowered short-term interest rates for the first time in nearly two years, and stock prices took their cue from the bond market. During the past 12 months (ending October 31, 1995), your fund returned 25.6 percent versus 16.9 percent for the Russell 2000 Index, a commonly used measure of small firm stock performance. This is the second consecutive year that the Perritt Capital Growth Fund returned more than this small-cap Index.

At fiscal year-end, approximately 20 percent of the fund's investments were concentrated in so-called "high tech" industries, such as electronics and semiconductor equipment, telecommunications and computer software. Most notable by their absence were stocks in the banking and utility sectors. Even so, the fund continues to follow a value-oriented investment strategy. Our focus is primarily on the shares of growing companies with market values of equity below $150 million. These are the true small-cap stocks of academic literature describing the so-called "small firm effect." When making individual investment selections from the group of approximately 2,000 publicly traded small-cap stocks with equity capitalizations below $150 million, we seek the common stocks of companies that are trading at a reasonable price-earnings multiple relative to their future growth prospects. In general, we prefer to pay a price-earnings multiple (based on year-ahead per share earnings) that is less than a company's long-term annual growth rate.

During the last few months, we have trimmed our investment in so-called "high-tech" companies and have added to our investments in the stocks of companies with much more reasonable price-earnings ratios. In addition, we have been seeking value-priced stocks in the health care and medical products industries. Despite robust growth, many firms in these industries have been spending heavily on research and development, and future revenue and earnings growth could be one of the pleasant stock market surprises during the next year or two.

Small-cap stocks in general have performed very well during the last 12 months, and the future for this sector of the market appears to be bright. Domestic GDP growth has slowed to a sustainable level preferred by the Federal Reserve Board. Should our modest growth expectations be realized, we expect the Fed to ease its recent restrictive monetary policy. That could bode well for interest rates. These are precisely the financial and economic conditions that tend to treat small companies well. Although it is impossible to predict the future with a high degree of accuracy (and past returns are not a reliable indicator of future results), we believe that small-cap stocks will continue to perform well in the near future.
Although we have noted growing pockets of negativism regarding near-term prospects for the stock market and the U.S. economy, we continue to believe that the American capitalist system is the most powerful economic force on earth. We are proud of America's world leadership in promoting democracy, human rights and the maintenance of free markets. And we are confident that investors will continue to be well-rewarded by their participation in the American capital markets.

Portfolio Managers: The Fund has been directed since inception by Dr. Gerald W. Perritt. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky. He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University (where he served as Department Chairman), Ball State University, and DePaul University (Chicago). In addition to his duties as portfolio manager of the Fund, Dr. Perritt is editor of Investment Horizons, an investment newsletter that focuses on small-cap stocks, and The Mutual Fund Letter, a mutual fund investment newsletter. He has authored several books on investing, including Mutual Funds Made Easy, and has served as a financial columnist for Forbes and Worth magazines. Dr. Perritt is assisted by Michael Corbett, a 1989 graduate of DePaul University.

PERFORMANCE   Perritt Capital    Versus    Russell 2000
                Growth Fund               Small Cap Index
              ---------------             ---------------
1988            $10,220                      $ 9,184
1989             10,604                       10,445
1990              8,369                        7,412
1991             11,722                       11,537
1992             11,921                       12,406
1993             13,467                       16,165
1994             13,326                       15,906
1995             16,738                       18,478

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus any reinvestment of any dividends (income) and capital gains (profits the fund earns when is sells stocks that have grown in value).

Cumulative Total Returns - Periods ended October 31, 1995

                        Past 1 year   Past 5 years   Life of Fund
Perritt Capital Growth      25.60%        100.00%         67.38%
S&P 500 Index               24.14%         91.28%        115.24%
Russell 2000 Index          16.87%        149.28%         84.78%
CPI*                         2.70%         14.80%         31.48%

Cumulative total returns reflect the fund's actual performance over a set period - in this case, since the fund began on April 11, 1988. For example, if you invested $1,000 in a fund that had a 5% return over one year you would end up with $1,050. You can compare the fund's returns to the S&P 500 - a common proxy for the U.S. stock market. You can also compare them to the Russell 2000, which currently reflects the smallest 2000 companies in the U.S. stock market. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Comparing the fund's performance to the consumer price index helps show how your investment did compared to inflation*.

Average Annual Total Return - Periods ended October 31, 1995

                        Past 1 year   Past 5 years   Life of Fund
Perritt Capital Growth      25.60%         14.87%          7.05%
S&P 500 Index               24.14%         13.87%         10.67%
Russell 2000 Index          16.87%         20.04%          8.46%
CPI*                         2.70%          2.80%          3.69%

Average annual total returns take the fund's actual (or cumulative) returns and show you what would have happened if the fund had performed at a constant rate each year.

    Total returns and yields are based on past results
     and are not an indication of future performance.
STATEMENT OF NET ASSETS
October 31, 1995

Shares                                         Market Value
------                                         ------------
COMMON STOCKS - 98.6% (a)
       Building Materials - 3.9%
14,000      Bayou Steel*                           $ 63,000
 6,000      Central Sprinkler*                      198,000
                                                   --------
                                                    261,000
       Business Service - 8.1%
 5,500      Brandon Systems                          99,000
 6,900      McGrath Rentcorp                        120,750
18,000      Pomeroy Computer Resources*             324,000
                                                   --------
                                                    543,750
       Capital Good - 5.7%
11,000      ECC International*                      112,750
 4,000      Lindsay Manufacturing*                  141,000
 4,500      MTS Systems                             127,125
                                                   --------
                                                    380,875
       Chemicals and Related Products - 3.5%
 6,200      AEP Industries                          139,500
 6,000      Aceto                                    96,000
                                                   --------
                                                    235,500
       Consumer Product - 10.0%
 8,000      Allou Health & Beauty*                   47,500
 7,000      Boston Acoustics                        148,750
11,300      Craftmade International                  94,637
 6,000      Custom Chrome*                          150,750
10,100      Dixie Yarns*                             49,238
 7,300      Forschner*                               84,863
10,400      Jean Philippe*                           96,200
                                                   --------
                                                    671,938

       Electronics and Semi-Conductor Equipment - 10.9%
 4,000      Cohu                                    123,000
10,000      Computer Products*                      116,250
 4,000      Cornerstone Imaging*                     90,000
11,500      Ikos Systems*                           135,125
 6,000      STM Wireless*                           102,000
 9,000      Tridex*                                  70,875
 6,400      VERSA                                    99,200
                                                   --------
                                                    736,450
       Energy - 3.1%
 8,000      Patterson Energy*                       104,500
 8,000      St. Mary Land & Exploration             107,000
                                                   --------
                                                    211,500
STATEMENT OF NET ASSETS (continued)

Shares                                         Market Value
------                                         ------------
       Environmental Services - 8.2%
 7,100      Andros*                                 122,475
16,000      EMCON Associates*                        64,000
 7,500      Groundwater Technology*                 105,000
10,000      Met-Pro                                 141,250
 7,000      Osmonics*                               119,000
                                                   --------
                                                    551,725
       Food - 4.3%
 8,200      Goodmark Foods                          151,700
 8,100      Worthington Foods                       135,675
                                                   --------
                                                    287,375
       Hospital Supplies & Services - 11.6%
12,800      Gish Biomedical*                        108,800
 8,100      Medex*                                   89,100
 6,000      Minntech                                121,500
12,000      Professional Sports Care Management*     66,000
 9,300      RehabCare Group*                        130,200
 8,700      Tranzonic                               127,237
10,100      Utah Medical*                           138,875
                                                   --------
                                                    781,712
       Leisure - 6.8%
10,000      Aldila*                                  44,375
 9,450      Casino Data Systems*                    153,562
 4,400      Johnson Worldwide A*                    102,300
 8,000      Shufflemaster*                           98,000
10,000      Topps                                    61,250
                                                   --------
                                                    459,487
       Military Equipment - 1.4%
15,000      Engineering Support                      97,500

       Minerals & Resources - 4.6%
 5,000      Florida Rock                            135,000
 6,000      Green (A.P.) Industries                 118,500
 4,000      Oil-Dri                                  56,500
                                                   --------
                                                    310,000
       Retail - 5.2%
 2,500      Eastbay                                  53,125
12,000      Genovese Drug Stores                    118,500
 5,000      Hometown Buffet*                         65,625
 7,700      Republic Automotive Parts*              111,650
                                                   --------
                                                    348,900

STATEMENT OF NET ASSETS (continued)

Shares                                         Market Value
------                                         ------------
       Software - 6.7%
 4,100      Analysts International                  121,463
 8,000      Barra*                                  118,000
 5,000      Rainbow Technologies*                   105,625
13,000      TRO Learning*                           102,375
                                                   --------
                                                    447,463
       Telecommunications - 1.9%
 6,000      Centigram Communications*               126,750

       Transportation - 2.7%
12,866      Frozen Food Express                     114,186
 4,000      Marten Transport*                        70,000
                                                   --------
                                                    184,186
                                                   --------

       Total Common Stocks (Cost $5,546,711)     $6,636,111
                                                 ----------
 DEMAND NOTES - 1.1% (a)

   183      General Mills 5.46% due 03/05/96            183
    14      Pitney Bowes 5.47% due 02/02/96              14
73,368      Sara Lee 5.45% due 11/09/95              73,368
   166      Wisconsin Electric 5.51% due 05/24/96       166
                                                 ----------

       Total Demand Notes (Cost $73,731)            $73,731
                                                 ----------
       Total Investments (Cost $5,620,442)       $6,709,842
                                                 ----------
       Cash and Receivables Net of
          Liabilities - 0.3% (a)                   $18,884
                                                 ----------
       TOTAL NET ASSETS

          (Equivalent to $14.17 per share
          based on 474,862 shares of             $6,728,726
          capital stocks outstanding.)           ==========

*Non-income producing security.
(a) Percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF CHANGES IN NET ASSETS

                                      For the          For the
                                     Year Ended       Year Ended
OPERATIONS:                       October 31, 1995 October 31, 1994
                                  ---------------- ----------------
Net investment loss................... $  (63,148)    $  (70,578)
Net realized gain on investments......  1,086,825        353,286
Net increased (decrease) in unrealized
  appreciation of investments.........    403,904       (332,198)
Increase (decrease) in net assets      -----------    -----------
  resulting from operation............  1,427,581        (49,490)
                                       -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment
  income..............................      ---           ---
Distributions from net realized gains
  from investment transactions........   (309,908)      (304,322)
Decrease in net assets resulting from  -----------    -----------
  distributions.......................   (309,908)      (304,322)

CAPITAL SHARE TRANSACTIONS:
                                       -------------------------

Proceeds from shares issued (26,436
  and 50,039 shares, respectively.....    326,407        623,454
Cost of shares redeemed (106,727 and
  120,292 shares, respectively........ (1,294,217)    (1,486,212)
Reinvested dividends (27,070 and
  23,427 shares, respectively)........    299,665        287,923
Decrease in net assets derived from    -----------    -----------
  capital share transactions..........   (668,145)      (574,835)
                                       -----------    -----------
Total Increase (Decrease).............    449,528       (928,647)

NET ASSETS AT THE BEGINNING
  OF THE PERIOD.......................  6,279,198      7,207,845
                                       -----------    -----------
NET ASSETS AT THE END OF THE PERIOD
  (Including undistributed net
   investment loss of ($297,802) and
   ($234,654, respectively)........... $6,728,726     $6,279,198
                                      ===========================

       The accompanying notes to financial statements are an integral part of this statement.
FINANCIAL HIGHLIGHTS
                                     Years ended October 31

                                 1995   1994   1993   1992  1991
Selected Per-Share Data

Net asset value,
beginning of period......... $11.89 $12.54  $11.43 $11.36  $8.17
                             ------ ------- ------ ------- ------
Net investment income (loss)  (0.13) (0.13)  (0.14) (0.12) (0.02)

Net realized and unrealized
gain on investments.........   3.01   0.02    1.61   0.31   3.27
                             ------ ------- ------ ------- ------
Total from Investment
Operations..................   2.88  (0.11)   1.47   0.19   3.25
                             ------ ------- ------ ------- ------
Less Distributions:
  From net investment income    -      -     (0.08)   -    (0.06)
  From net realized gains...  (0.60) (0.54)  (0.28) (0.12)   -
                             ------ ------- ------ ------- ------
  Total Distributions.......  (0.60) (0.54)  (0.36) (0.12) (0.06)
                             ------ ------- ------ ------- ------
Net asset value,
end of period............... $14.17 $11.89  $12.54 $11.43 $11.36


                             ====== ======  ====== ====== ======

Total Return................  25.60% (1.05%) 12.97%  1.70% 40.06%


Ratios and Supplemental Data

Net assets, end of period
(in thousands)..............  $6,729 $6,279  $7,208 $6,942 $6,183

Ratio of expenses to
average net assets..........   2.07%  2.00%   1.96%  2.31%  2.50%

Ratio of net investment income
to average net assets.......  (1.0%) (1.0%)  (1.1%) (1.1%) (0.2%)

Portfolio turnover rate       67.4%  39.2%   34.6%  24.4%  37.4%



       The accompanying notes to financial statements are an integral part of this statement.
STATEMENT OF OPERATIONS
                                                For the
                                              Year ended
                                            October 31, 1995
INCOME:

        Dividend.............................   $44,469
        Interest.............................    11,477
        Other................................    11,825
                                                -------
        Total income.........................    67,771
                                                -------

EXPENSES:

        Management fees......................    44,174
        Legal fees...........................     3,480
        Administrative services..............    22,241
        Transfer agent fees..................    13,425
        Registration fees....................    15,435
        Printing and postage.................     5,370
        Custodian fees.......................     8,057
        Auditing.............................    13,500
        Directors and annual meeting.........     2,563
        Insurance............................     2,139
        Other expenses.......................       535
                                                -------
               Total Expenses                   130,919
                                                -------
               Net investment loss              (63,148)
                                                -------

NET REALIZED GAIN ON INVESTMENTS............. 1,086,825
NET INCREASE IN UNREALIZED APPRECIATION
   OF INVESTMENTS............................   403,904
                                              ---------
NET GAIN ON INVESTMENTS...................... 1,490,729
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS...........................$1,427,581
                                             ==========



       The accompanying notes to financial statements are an integral part of this statement.
NOTES TO FINANCIAL STATEMENTS
October 31, 1995

The Perritt Capital Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

1. Summary of Significant Accounting Policies -

   The following is a summary of significant accounting policies of the Fund:

   a. Each security, excluding demand notes, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities which are traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended October 31, 1995, purchases and sales of investment securities (excluding demand notes) were $4,255,960 and $5,113,839 respectively.

   b. Net realized gains and losses on securities were computed using first-in , first-out basis.

   c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund will distribute approximately $439,517 as ordinary income dividend distributions and $584,161 as capital gain dividend distributions.

   d. Dividends to shareholders are recorded on the ex-dividend date.

   e. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.
      Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1995

2. Investment Advisor and Management Agreement and Transactions
   With Related Parties -

   The Fund has a management agreement with Perritt Capital Management, Inc. ("PCM) (formerly Perritt Investments, Inc.), with whom certain officers of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, the Fund will pay PCM a monthly management fee at the
   annual rate of 0.7% of the daily net assets of the Fund.

   This agreement requires the advisor to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed that percentage of the average net asset value of the Fund which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale. The most restrictive percentage limitation (which applies only to the reimbursement of management fees) applicable to the Fund is 2 1/2% of the average net asset value up to $30,000,000, 2% of the average net asset value of the next $70,000,000, and 1 1/2% of the average net asset value in excess of $100,000,000.

3. Related Parties -

   As of October 31, 1995, liabilities of the Fund included accrued operating expenses of $4,016 payable to Perritt
   Capital Management, Inc.

4. Sources of Net Assets -

   As of October 31, 1995, the sources of net assets were as follows:

      Fund shares issued and outstanding.......... $4,723,556
      Unrealized appreciation of investments......  1,089,400
      Accumulated net realized gain on investments  1,213,572
      Undistributed net investment loss...........   (297,802)
                                                   -----------
      Total....................................... $6,728,726
                                                   ===========
   Aggregate net unrealized appreciation as of October 31, 1995 consisted of the following:

      Aggregate gross unrealized appreciation.....  1,446,507
      Aggregate gross unrealized depreciation.....   (357,107)
                                                   -----------
      Net unrealized appreciation................. $1,089,400
                                                   ===========
   As of October 31, 1995, there were 20,000,000 shares of $0.01 par value capital stock authorized.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS:

To the Shareholders and Board of Directors of the Perritt Capital
Growth Fund, Inc.:

We have audited the accompanying statement of net assets of the Perritt Capital Growth Fund, Inc. (a Maryland corporation) as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Capital Growth Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

CHECKERS, SIMON & ROSNER LLP
Chicago, Illinois
December 21, 1995